UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 10, 2023

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Rd., Suite 300,
Lake Forest, IL 60045

(Address of principal executive offices, including zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Assertio Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on May 10, 2023 at 12:30 p.m. Central Time (the “Annual Meeting”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan (as so amended, the “2014 Plan”) to increase the number of shares reserved for issuance thereunder by 4,150,000.

For additional information regarding the 2014 Plan, please refer to the heading “Description of the 2014 Plan” contained in Proposal 2 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 3, 2023 (the “Proxy Statement”).

The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2014 Plan, which is filed as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered and voted on the following proposals: (i) to elect the five director nominees to hold office until the 2024 Annual Meeting of Stockholders (Proposal 1); (ii) to approve an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder (Proposal 2); (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 3); (iv) to conduct, on an advisory basis, a vote on the preferred frequency of future advisory votes to approve the compensation of the Company’s named executive officers (Proposal 4); (v) to approve an amendment to the Amended and Restated Certificate of Incorporation of Assertio Therapeutics, Inc. (“Therapeutics”), a wholly-owned subsidiary of the Company, to eliminate the pass-through voting provision that requires approval by both the Company and the Company’s stockholders prior to certain actions being taken by or at Therapeutics (Proposal 5) and (vi) to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 6).

A summary of the final voting results for each of the six matters voted upon by the stockholders at the Annual Meeting is set forth below.

Proposal 1: The stockholders of the Company elected each of the five director nominees to serve on the Company’s Board of Directors (the “Board”) for a term to expire at the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The votes on Proposal 1 were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Heather L. Mason	22,582,794	2,208,789	98,255	10,660,256
William T. McKee	20,445,044	1,859,945	2,584,849	10,660,256
Daniel A. Peisert	23,849,864	945,348	94,626	10,660,256
Peter D. Staple	23,792,858	999,535	97,445	10,660,256
James L. Tyree	21,218,772	1,085,995	2,585,071	10,660,256

Proposal 2: The stockholders of the Company approved an amendment and restatement of the Company’s Amended and Restated 2014 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder. The votes on Proposal 2 were as follows:

Votes For	20,957,311
Votes Against	3,855,599
Abstentions	76,928
Broker Non-Votes	10,660,256

Proposal 3: The stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes on Proposal 3 were as follows:

Votes For	19,686,278
Votes Against	2,486,926
Abstentions	2,716,634
Broker Non-Votes	10,660,256

Proposal 4: The stockholders of the Company approved, on an advisory basis, “every year” as the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers.  The votes on Proposal 4 were as follows:

Votes for “Every Year”	23,487,651
Votes for “Every Two Years”	563,335
Votes for “Every Three Years”	604,056
Abstentions	234,796
Broker Non-Votes	10,660,256

In accordance with the voting results, the Board has determined to hold future advisory votes on executive compensation every year until the next required stockholder advisory vote on the frequency of future advisory votes on executive compensation.

Proposal 5: The stockholders of the Company did not approve the amendment to the Amended and Restated Certificate of Incorporation of Therapeutics to eliminate the pass-through voting provision that requires approval by both the Company and the Company’s stockholders prior to certain actions being taken by or at Therapeutics. Although a substantial majority of votes cast supported the proposal, the votes “For” represented less than a majority of the Company’s outstanding shares of common stock as of the record date for the Annual Meeting. The votes on Proposal 5 were as follows:

Votes For	23,459,757
Votes Against	1,037,510
Abstentions	392,571
Broker Non-Votes	10,660,256

Proposal 6: The stockholders of the Company ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes on Proposal 6 were as follows:

Votes For	34,434,616
Votes Against	1,053,322
Abstentions	62,156
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Assertio Holdings, Inc. Amended and Restated 2014 Omnibus Incentive Plan, As Amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2023

ASSERTIO HOLDINGS, INC.

/s/ Daniel A. Peisert
Daniel A. Peisert
President and Chief Executive Officer